UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                November 25, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
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(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                        Manhattan Building #1, Suite 1511,
                   Dalian City, Liaoning Province, P.R. China
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               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Section 1. Business and Operations.
                       -----------------------------------

Item 5.02. Appointment and Departure of Certain Officers.

Effective November 27, 2008, China Organic Agriculture, Inc. (the "Company") appointed Mr. Weihong Xia as its Chief Financial Officer. Mr. Xia replaces Xuefeng Guo, who resigned from the position of Chief Financial Officer effective November 27, 2008 to pursue other business interests. Mr. Xia holds a Masters Degree in Economics and is a certified public accountant. He most recently served as Chief Financial Officer of Dongfang Tiandu Industrial Investment Company, and as Executive Director and Chief Financial Officer of Tianzifu International Investment Company.

There are no family relationships between Mr. Xia and any other officer or director of the Company.

There were no disagreements between Mr. Guo and the Company, its other executive officer, or members of the Company's Board of Directors, on any matter relating to its operations, policies or practices. Mr. Guo has been furnished with a copy of this statement.

                            Section 8 - Other Events
                            ------------------------

Item 8.01. Other Events.

On December 1, 2008 the Company issued a press release, "China Organic Agriculture Names Veteran Financial Executive Weihong Xia as New Chief Financial Officer." A copy of the press release is furnished and attached hereto as
Exhibit 99.1.

On November 25, 2008, the Company issued a press release, "China Organic Agriculture Issues Revenue and Earnings Guidance." A copy of the press release is furnished and attached hereto as Exhibit 99.2

                  Section 9. Financial Statements and Exhibits.
                  ---------------------------------------------

d)  Exhibits.

         99.1  Press Release
         99.2  Press Release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2008                           China Organic Agriculture, Inc.


                                                 Name:  /s/ Jinsong Li
                                                        ------------------------
                                                        Jinsong Li
                                                 Title: Chief Executive Officer